UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 18, 2014 (April 17, 2014)

AMERICAN HOUSING REIT INC.
 (Exact name of Registrant as specified in its charter)

Maryland	333-170828	27-1662812
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1601 Blake Street, Suite 310, Denver, CO                                                                                                                                                     80202
 (Address of principal executive offices)                                                                                                                                                     (Zip code)

(303) 894-7971
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On April 17, 2014, the Board of Directors of American Housing REIT Inc. (the “Company”) declared a quarterly cash dividend on the Company’s common stock in the amount of $0.0017 per share, for a total amount of $69,850.10, payable on April 23, 2014 to stockholders of record at the close of business on April 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HOUSING REIT INC.

April 18, 2014	By:	/s/ Conn Flanigan
Name: Conn Flanigan
Title: Secretary